EXHIBIT 10.1

                                 AMENDMENT NO. 1


      This Amendment No. 1 dated as of April 24, 1998 ("Agreement"), is among Carriage Services, Inc., a Delaware corporation (the "Borrower"), the lenders signatory to the Credit Agreement described below (the "Lenders"), and NationsBank of Texas, N.A., as agent (the "Agent") for the Lenders.

                              INTRODUCTION

      Reference is made to the Credit Agreement dated as of September 9, 1997 (the "Credit Agreement") among the Borrower, the Lenders, and the Agent. The Borrower has requested that the Lenders and the Agent make certain amendments to
Section 6.02(a)(iv) (Debts, Guaranties and Other Obligations) of the Credit Agreement, and the Lenders and the Agent have agreed, on the terms and conditions contained herein, to make such amendments.
      THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Agent and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2.  AMENDMENT.

      (a) Section 6.02(a) of the Credit Agreement is amended by deleting in its entirety subparagraph (iv) of such Section and replacing such subparagraph with the following:

      (iv) Debt of the Borrower or any of its Subsidiaries (in addition to Debt described in paragraphs (i) through (iii) above), provided that the aggregate outstanding principal amount of such Debt does not exceed 25% of the Borrower's Net Worth at any time on or after the date on which such Debt is created, assumed or incurred.

      (b) EXHIBIT H to the Credit Agreement is deleted therefrom, and EXHIBIT H attached hereto is substituted in lieu thereof.
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      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

      Section 4. EFFECT ON CREDIT DOCUMENTS. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the Agent's or any Lender's rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

      Section 5. EFFECTIVENESS. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when the Borrower and the Majority Lenders shall have duly and validly executed originals of this Agreement and delivered the same to the Agent.

      Section 6. MISCELLANEOUS. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original.

      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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
      EXECUTED as of the date first above written.


                                    BORROWER:

                                    CARRIAGE SERVICES, INC.


                                    By:
                                         Thomas C. Livengood, Executive Vice
                                         President and Chief Financial
                                         Officer


                                    AGENT:

                                    NATIONSBANK OF TEXAS, N.A., as Agent


                                    By:
                                          Albert L. Welch
                                          Vice President


                                    LENDERS:

                                    NATIONSBANK OF TEXAS, N.A.,


                                    By:
                                          Albert L. Welch
                                          Vice President

                                    PROVIDENT SERVICES, INC.


                                    By:
                                          Daniel M. Chong
                                          Vice President


                                    BANK ONE, TEXAS, NA


                                    By:
                                          H. Gale Smith
                                          Vice President


                                    CIBC INC.


                                    By:
                                    Name:
                                    Title:


                                    CORESTATES BANK, N.A.


                                    By:
                                    Name:
                                    Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                    Name:
                                    Title:

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